SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, HSBC Holdings plc certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in London, England, on June 28, 2002.


                                HSBC HOLDINGS PLC



                                By:              /s/ Ralph G Barber
                                Name:             Ralph G Barber
                                Title:               Secretary

         Know all persons by these presents that each officer or director whose signature appears below constitutes and appoints each of the directors named below and the secretary named above, jointly and severally, his or her true and lawful attorneys-in-fact and agents with full and several power of substitution, for and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, and supplements to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intends and purposes as they or he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on June 28, 2002.



                               By:                /s/ Sir John Bond
                               Name:                Sir John Bond
                               Title:        Group Chairman and Director



                               By:            /s/ The Baroness Dunn, DBE
                               Name:            The Baroness Dunn, DBE
                               Title:  Deputy Chairman and senior non-executive
                                                     Director

                               By:            /s/ Sir Brian Moffat, OBE
                               Name:            Sir Brian Moffat, OBE
                               Title:   Deputy Chairman and senior independent
                                                non-executive Director



                               By:              /s/ Sir Keith Whitson
                               Name:              Sir Keith Whitson
                               Title:     Group Chief Executive and Director



                               By:                  /s/ D J Flint
                               Name:                  D J Flint
                               Title:    Group Finance Director and Director



                               By:          /s/ The Lord Butler, GCB, CVO
                               Name:          The Lord Butler, GCB, CVO
                               Title:                  Director



                               By:
                               Name:              R K F Ch'ien, CBE
                               Title:                  Director



                               By:
                               Name:              C F W de Croisset
                               Title:                  Director



                               By:
                               Name:                 W R P Dalton
                               Title:                  Director



                               By:                  /s/ D G Eldon
                               Name:                  D G Eldon
                               Title:                  Director

                               By:
                               Name:               W K L Fung, OBE
                               Title:                  Director



                               By:                  /s/ S K Green
                               Name:                  S K Green
                               Title:                  Director



                               By:                   /s/ S Hintze
                               Name:                   S Hintze
                               Title:                   Director



                               By:                  /s/ A W Jebson
                               Name:                  A W Jebson
                               Title:                  Director



                               By:
                               Name:             Sir John Kemp-Welch
                               Title:                  Director



                               By:              /s/ The Lord Marshall
                               Name:              The Lord Marshall
                               Title:                  Director



                               By:         /s/ Sir Mark Moody-Stuart, KCMG
                               Name:         Sir Mark Moody-Stuart, KCMG
                               Title:                  Director



                               By:                /s/ H Sohmen, OBE
                               Name:                H Sohmen, OBE
                               Title:                  Director

                               By:
                               Name:                H Sohmen, OBE
                               Title:                  Director




                               By:                 /s/ Phil Toohey
                               Name:
                               Title:  Authorized Representative in the United
                                              States: (Attorney-in-fact)